                                                                     EXHIBIT 4.6

                            MARATHON OIL CORPORATION,
                                     Issuer


                                       and


                              THE BANK OF NEW YORK,
                                     Trustee


                                    INDENTURE


                           Dated as of _________, 200_


                                   ----------

                       Junior Subordinated Debt Securities

                                   ----------

          RECONCILIATION AND TIE BETWEEN SECTIONS 3.10 THROUGH 3.18(a),
                  INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939
                         AND SECTIONS OF THIS INDENTURE:

   Section of
Trust Indenture                                                                                  Sections of
   Act of 1939                                                                                    Indenture
----------------                                                                                 -----------
Section 3.10 (a)(1).........................................................................        6.09
             (a)(2).........................................................................        6.09
             (a)(3).........................................................................        Not Applicable
             (a)(4).........................................................................        Not Applicable
             (a)(5).........................................................................        6.09
             (b)............................................................................        6.08, 6.10
Section 3.11 (a)............................................................................        6.13
             (b)............................................................................        6.13
             (c)............................................................................        Not Applicable
Section 3.12 (a)............................................................................        7.01, 7.02
             (b)............................................................................        7.02
             (c)............................................................................        7.02
Section 3.13 (a)............................................................................        7.03
             (b)............................................................................        7.03
             (c)............................................................................        7.03
             (d)............................................................................        7.03
Section 3.14 (a)............................................................................        7.04
             (a)(4).........................................................................        1.01, 10.04
             (b)............................................................................        Not Applicable
             (c)(1).........................................................................        1.02
             (c)(2).........................................................................        1.02
             (c)(3).........................................................................        Not Applicable
             (d)............................................................................        Not Applicable
             (e)............................................................................        1.02
Section 3.15 (a)............................................................................        6.01, 6.03
             (b)............................................................................        6.02
             (c)............................................................................        6.01
             (d)(1).........................................................................        6.01
             (d)(2).........................................................................        6.01, 6.03
             (d)(3).........................................................................        6.01, 6.03
             (e)............................................................................        5.14
Section 3.16 (a)(1)(A)......................................................................        5.02, 5.12
             (a)(1)(B)......................................................................        5.13
             (a)(2).........................................................................        Not Applicable
             (a) (last sentence)............................................................        1.01
             (b)............................................................................        5.08
             (c)............................................................................        1.04
Section 3.17 (a)(1).........................................................................        5.03
             (a)(2).........................................................................        5.04
             (b)............................................................................        10.03
Section 3.18 (a)............................................................................        1.07

--------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........................................1
     SECTION 1.01   Definitions..................................................................................1
     SECTION 1.02   Compliance Certificates and Opinions.........................................................8
     SECTION 1.03   Form of Documents Delivered to Trustee.......................................................9
     SECTION 1.04   Acts of Holders; Record Dates................................................................9
     SECTION 1.05   Notices, Etc., to Trustee and Company.......................................................10
     SECTION 1.06   Notice to Holders; Waiver of Notice.........................................................11
     SECTION 1.07   Conflict With Trust Indenture Act...........................................................11
     SECTION 1.08   Effect of Headings and Table of Contents....................................................11
     SECTION 1.09   Successors and Assigns......................................................................11
     SECTION 1.10   Separability Clause.........................................................................11
     SECTION 1.11   Benefits of Indenture; No Recourse Against Others...........................................12
     SECTION 1.12   Governing Law...............................................................................12
     SECTION 1.13   Legal Holidays..............................................................................12
     SECTION 1.14   Holders of Preferred Securities as Third Party Benefiiciaries...............................12

ARTICLE II     SECURITY FORMS...................................................................................13
     SECTION 2.01   Forms Generally.............................................................................13
     SECTION 2.02   Form of Face of Security....................................................................13
     SECTION 2.03   Form of Reverse of Security.................................................................15
     SECTION 2.04   Form of Legend for Global Securities........................................................19
     SECTION 2.05   Form of Trustee's Certificate of Authentication.............................................19

ARTICLE III    THE SECURITIES...................................................................................20
     SECTION 3.01   Amount Unlimited; Issuable in Series........................................................20
     SECTION 3.02   Denominations...............................................................................23
     SECTION 3.03   Execution, Authentication, Delivery and Dating..............................................23
     SECTION 3.04   Temporary Securities........................................................................24
     SECTION 3.05   Registration, Registration of Transfer and Exchange.........................................25
     SECTION 3.06   Mutilated, Destroyed, Lost and Stolen Securities............................................27
     SECTION 3.07   Payment of Interest; Interest Rights Preserved..............................................27
     SECTION 3.08   Persons Deemed Owners.......................................................................29
     SECTION 3.09   Cancellation................................................................................29
     SECTION 3.10   Computation of Interest.....................................................................29

ARTICLE IV     SATISFACTION AND DISCHARGE.......................................................................29
     SECTION 4.01   Satisfaction and Discharge of Indenture.....................................................29
     SECTION 4.02   Application of Trust Money..................................................................31

ARTICLE V      REMEDIES.........................................................................................31
     SECTION 5.01   Events of Default...........................................................................31

     SECTION 5.02   Acceleration of Maturity; Rescission and Annulment..........................................33
     SECTION 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee.............................34
     SECTION 5.04   Trustee May File Proofs of Claim............................................................35
     SECTION 5.05   Trustee May Enforce Claims Without Possession of Securities.................................35
     SECTION 5.06   Application of Money Collected..............................................................35
     SECTION 5.07   Limitation on Suits.........................................................................36
     SECTION 5.08   Unconditional Right of Holders to Receive Principal, Premium and Interest...................37
     SECTION 5.09   Restoration of Rights and Remedies..........................................................37
     SECTION 5.10   Rights and Remedies Cumulative..............................................................37
     SECTION 5.11   Delay or Omission Not Waiver................................................................37
     SECTION 5.12   Control by Holders..........................................................................38
     SECTION 5.13   Waiver of Past Defaults.....................................................................38
     SECTION 5.14   Undertaking for Costs.......................................................................38
     SECTION 5.15   Waiver of Usury, Stay or Extension Laws.....................................................39

ARTICLE VI     THE TRUSTEE......................................................................................39
     SECTION 6.01   Certain Duties and Responsibilities.........................................................39
     SECTION 6.02   Notice of Defaults..........................................................................40
     SECTION 6.03   Certain Rights of Trustee...................................................................40
     SECTION 6.04   Not Responsible for Recitals or Issuance of Securities......................................41
     SECTION 6.05   May Hold Securities.........................................................................41
     SECTION 6.06   Money Held in Trust.........................................................................42
     SECTION 6.07   Compensation, Reimbursement and Indemnification.............................................42
     SECTION 6.08   Conflicting Interests.......................................................................43
     SECTION 6.09   Corporate Trustee Required; Eligibility.....................................................43
     SECTION 6.10   Resignation and Removal; Appointment of Successor...........................................43
     SECTION 6.11   Acceptance of Appointment by Successor......................................................45
     SECTION 6.12   Merger, Conversion, Consolidation or Succession to Business.................................46
     SECTION 6.13   Preferential Collection of Claims Against Company...........................................46
     SECTION 6.14   Appointment of Authenticating Agent.........................................................46

ARTICLE VII    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY................................................48
     SECTION 7.01   Company to Furnish Trustee Names and Addresses of Holders...................................48
     SECTION 7.02   Preservation of Information; Communications to Holders......................................48
     SECTION 7.03   Reports by Trustee..........................................................................49
     SECTION 7.04   Reports by Company..........................................................................49

ARTICLE VIII   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.............................................49
     SECTION 8.01   Company May Consolidate, Etc., Only on Certain Terms........................................49
     SECTION 8.02   Successor Substituted.......................................................................50
     SECTION 8.03   Trustee Entitled to Opinion.................................................................51

ARTICLE IX     SUPPLEMENTAL INDENTURES..........................................................................51
     SECTION 9.01   Supplemental Indentures Without Consent of Holders..........................................51
     SECTION 9.02   Supplemental Indentures With Consent of Holders.............................................52

     SECTION 9.03   Execution of Supplemental Indentures........................................................54
     SECTION 9.04   Effect of Supplemental Indentures...........................................................54
     SECTION 9.05   Conformity With Trust Indenture Act.........................................................54
     SECTION 9.06   Reference in Securities to Supplemental Indentures..........................................54

ARTICLE X      COVENANTS........................................................................................54
     SECTION 10.01  Payment of Principal, Premium and Interest..................................................54
     SECTION 10.02  Maintenance of Office or Agency.............................................................54
     SECTION 10.03  Money for Securities Payments to be Held in Trust...........................................55
     SECTION 10.04  Statement by Officers as to Default.........................................................56
     SECTION 10.05  Waiver of Certain Covenants.................................................................56
     SECTION 10.06  Certain Expenses............................................................................57

ARTICLE XI     REDEMPTION OF SECURITIES.........................................................................57
     SECTION 11.01  Applicability of Article....................................................................57
     SECTION 11.02  Election to Redeem; Notice to Trustee.......................................................57
     SECTION 11.03  Selection by Trustee of Securities to Be Redeemed...........................................57
     SECTION 11.04  Notice of Redemption........................................................................58
     SECTION 11.05  Deposit of Redemption Price.................................................................59
     SECTION 11.06  Securities Payable on Redemption Date.......................................................59
     SECTION 11.07  Securities Redeemed in Part.................................................................59

ARTICLE XII    SINKING FUNDS....................................................................................60
     SECTION 12.01  Applicability of Article....................................................................60
     SECTION 12.02  Satisfaction of Sinking Fund Payments with Securities.......................................60
     SECTION 12.03  Redemption of Securities for Sinking Fund...................................................60

ARTICLE XIII   DEFEASANCE AND COVENANT DEFEASANCE...............................................................61
     SECTION 13.01  Company's Option to Effect Defeasance or Covenant Defeasance................................61
     SECTION 13.02  Defeasance and Discharge....................................................................61
     SECTION 13.03  Covenant Defeasance.........................................................................62
     SECTION 13.04  Conditions to Defeasance or Covenant Defeasance.............................................62
     SECTION 13.05  Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous
                      Provisions ...............................................................................64
     SECTION 13.06  Reinstatement...............................................................................65

ARTICLE XIV    SUBORDINATION OF SECURITIES......................................................................65
     SECTION 14.01  Securities Subordinate to Senior Debt.......................................................65
     SECTION 14.02  Payment over of Proceeds Upon Dissolution, Etc..............................................66
     SECTION 14.03  No Payment When Senior Debt in Default......................................................66
     SECTION 14.04  Payment Permitted in Certain Situations.....................................................67
     SECTION 14.05  Subrogation to Rights of Holders of Senior Debt.............................................67
     SECTION 14.06  Provisions Solely to Define Relative Rights.................................................68
     SECTION 14.07  Trustee to Effectuate Subordination.........................................................68
     SECTION 14.08  No Waiver of Subordination Provisions.......................................................68
     SECTION 14.09  Notice to Trustee...........................................................................69
     SECTION 14.10  Reliance on Judicial Order or Certificate of Liquidating Agent..............................70

     SECTION 14.11  Trustee Not Fiduciary for Holders of Senior Debt............................................70
     SECTION 14.12  Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights................70
     SECTION 14.13  Article Applicable to Paying Agents.........................................................70
     SECTION 14.14  Certain Conversions or Exchanges Deemed Payment.............................................71
     SECTION 14.15  Defeasance of This Article XIV..............................................................71

     INDENTURE, dated as of ______________, 200_, between MARATHON OIL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5555 San Felipe Road, Houston, Texas 77056-2723, and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its junior subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 1.01   DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise expressly provided herein, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

     (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision of this Indenture.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that, except as otherwise provided with respect to Securities of a series as contemplated by Section 3.01, no Trust to which Securities have been issued shall be deemed to be an Affiliate of the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment or place of conversion or exchange, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or place of conversion or exchange are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Securities" means the common undivided beneficial interests in the assets of the applicable Trust.

     "Company" means Marathon Oil Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean that successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President, and by its Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date of original execution of this Indenture is located at The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration.

     "corporation" includes associations, corporations, companies, limited liability companies and statutory trusts.

     "Covenant Defeasance" has the meaning specified in Section 13.03.

     "Declaration of Trust" means the Amended and Restated Declaration of Trust of a Trust, if any, specified in the applicable Establishment Action or indenture supplemental hereto establishing a particular series of Securities pursuant to Section 3.01 hereof, as amended or supplemented from time to time.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Defeasance" has the meaning specified in Section 13.02.

     "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

     "Dollar" means the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     "Establishment Action" shall mean

          (i) resolution duly adopted by the Company's board of directors establishing one or more series of Securities and authorizing the issuance of any Security or

          (ii) a resolution or action by a committee, officer or employee of the Company, establishing one or more series of Securities and/or authorizing the issuance of any Security, in each case, pursuant to a resolution duly adopted by the Company's board of directors.

     "Event of Default" has the meaning specified in Section 5.01.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Foreign Currency" means a currency of the government, or governments, of any country, or countries, other than the United States of America.

     "Foreign Government Obligations" means, with respect to the Securities of any series that are denominated in a Foreign Currency, securities that are

          (i) direct obligations of the government, or governments, that issued or caused to be issued such currency for the payment of which obligations its, or their, full faith and credit is pledged or

          (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, or governments, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, or governments, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

     "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto.

     "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Junior Securities" has the meaning specified in Section 14.14.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 5.01(4).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President, and by the Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 10.04 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel (i) who may be counsel to the Company or a Trust, (ii) who may be an employee of the Company but shall not be an employee of a Trust or the Trustee and (iii) who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities as to which Defeasance has been effected pursuant to
                Section 13.02; and

          (iv) Securities which have been paid pursuant to Section 3.06 or issued in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date:

          (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 5.02;

          (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
                Section 3.01;

          (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) above, of the amount determined as provided in such clause); and

          (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means the Company or any Person authorized by the Company to pay the principal of and/or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, association, corporation, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and/or any premium or interest on the Securities of that series are payable as specified as contemplated by
Section 3.01(6).

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Securities" means the preferred undivided beneficial interests in the assets of the applicable Trust.

     "Property Trustee" means the entity performing the function of the Property Trustee under the applicable Declaration of Trust of a Trust.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

     "Regular Trustee" means each Person performing the function of the Regular Trustee under the applicable Declaration of Trust of a Trust.

     "Responsible Officer," when used with respect to the Trustee, means an officer in the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee (i) who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, (ii) to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject or (iii) who has direct responsibility for administration of this Indenture.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Exchange," when used with respect to the Securities of any series which are held as trust assets of a Trust pursuant to the Declaration of Trust of such Trust, means the distribution of the Securities of such series by such Trust in exchange for the Preferred Securities and Common Securities of such Trust in dissolution of such Trust pursuant to the Declaration of Trust of such Trust.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Debt" shall mean, with respect to the Company, the principal, premium, if any, and interest on

     (i) all indebtedness of the Company, whether outstanding on the date hereof or hereafter created, incurred or assumed, which is for money borrowed, or evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities,

     (ii) any indebtedness of others of the kinds described in the preceding clause (i) for the payment of which the Company is responsible or liable (directly or indirectly, contingently or otherwise) as guarantor or otherwise and

     (iii) amendments, renewals, extensions and refundings of any such indebtedness,

unless in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is expressly provided that such indebtedness is not superior in right of payment to the Securities of any series. The Senior Debt shall continue to be Senior Debt and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt (except to the extent otherwise expressly provided in such amendment, modification, waiver, extension or renewal).

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Trust" means any statutory trust created under the laws of the State of Delaware by the Company, as sponsor, as specified in the applicable Establishment Action or indenture supplemental hereto establishing a particular series of Securities pursuant to Section 3.01 hereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" means the United States of America (including the states and the District of Columbia) and its possessions at the relevant date. As of the date of this Indenture, the possessions of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     "U.S. Government Obligation" has the meaning specified in Section 13.04.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Voting Power" means the total voting power represented by all outstanding shares of all classes of Voting Stock.

     "Voting Stock" means a corporation's stock of any class or classes (however designated), including membership interests, membership shares or other similar equity interests, having ordinary Voting Power for the election of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

     SECTION 1.02   COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.04) shall include,

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04   ACTS OF HOLDERS; RECORD DATES.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is herein expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     SECTION 1.05   NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to: the address last furnished in writing to the Trustee by the Company, or, if no such address has been furnished, Treasurer, Marathon Oil Corporation, 5555 San Felipe Road, Houston, Texas 77056-2723.

     SECTION 1.06   NOTICE TO HOLDERS; WAIVER OF NOTICE.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     SECTION 1.08   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10   SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11   BENEFITS OF INDENTURE; NO RECOURSE AGAINST OTHERS.

     Except as provided in Section 1.14 and Section 5.01, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt (to the extent contemplated herein) and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture. A director, officer, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of those obligations or their creation. Each Holder by accepting a Security waives and releases all that liability. The waiver and release shall be part of the consideration for the issue of Securities.

     SECTION 1.12   GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     SECTION 1.13   LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

     SECTION 1.14   HOLDERS OF PREFERRED SECURITIES AS THIRD PARTY
                    BENEFICIARIES.

     The Company acknowledges that, prior to a Security Exchange with respect to Securities of any series held as trust assets of a Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities of a series held as trust assets of such Trust, any holder of the Preferred Securities of such Trust may, subject to the provisions of Section 5.07, Section 5.12 and Section 5.13 and in accordance with the provisions of the Declaration of Trust of such Trust, institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other Person; provided that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Company to pay principal of, premium (if any) or interest on the Securities on the date such amounts are otherwise payable (or in the case of redemption, on the Redemption Date), then a holder of Preferred Securities of such Trust may directly institute a proceeding for enforcement of payment to such holder of such amounts on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Holder Direct

Action") on or after the respective due date specified in the Securities. In connection with such Holder Direct Action, the Company shall be subrogated to the rights of such holder of Preferred Securities to the extent of any payment made by the Company to such holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences or Section 5.01, the holders of Preferred Securities of such Trust shall not be able to exercise directly any other remedy available to the holders of the Securities.

                                   ARTICLE II
                                 SECURITY FORMS

     SECTION 2.01   FORMS GENERALLY.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by an Establishment Action or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.02   FORM OF FACE OF SECURITY.

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                            MARATHON OIL CORPORATION
                          [Insert title of the Series]

     No.____________                                               $____________

          MARATHON OIL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred
     to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars on ________________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from ________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ________________ and ________________ in each year, commencing ____________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________________ or ________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ________________, in such [coin or currency of the United States of America] [Foreign Currency, consistent with the provisions below,] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions].

          [If the security is payable in a foreign currency, insert the appropriate provision.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:_________________.

                                             MARATHON OIL CORPORATION


                                             By
                                               ---------------------------------

                                             Attest:


                                             -----------------------------------

     SECTION 2.03   FORM OF REVERSE OF SECURITY.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _______, 200__ (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt (to the extent contemplated in the Indenture) and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $________].

     [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ________________ in any year commencing with the year ________ and ending with the year ________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after ________________, 20____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ___________________, ____%, and if redeemed] during the 12-month period beginning ________________ of the years indicated,

                    Redemption                         Redemption
     Year             Price             Year             Price
     ----           ----------          ----           ----------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ________________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ______], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________________ of the years indicated,

                                                  Redemption Price
                   Redemption Price            for Redemption Otherwise
                for Redemption Through          Than Through Operation
     Year    Operation of the Sinking Fund       of the Sinking Fund
     ----    -----------------------------     ------------------------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert -- The sinking fund for this series provides for the redemption on __________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert -- not less than $________ ("mandatory sinking fund") and not more than] $________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

     [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

     [If applicable, insert--The Securities shall [not be superior in right of payment to, and shall] rank pari passu with[,]--insert description of existing debt of the Company that is intended to rank on a parity with the Securities.]

     [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     [If applicable, insert a paragraph regarding the indexing of the Security.]

     [If applicable, insert a paragraph regarding conversion or exchange of the Security.]

     The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; (9) to make provision with respect to any conversion or exchange rights as specified as contemplated pursuant to Section
3.01 of the Indenture; and (10) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.

     The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected [(and, if this Security is held as a trust asset of a Trust, such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust)]. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding [(and, if this Security is held as a trust asset of a Trust, such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust)], on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     SECTION 2.04   FORM OF LEGEND FOR GLOBAL SECURITIES.

     Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

     SECTION 2.05   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                      THE BANK OF NEW YORK,
                                            As Trustee

                                            By
                                              ----------------------------------
                                              Authorized Signatory

                                   ARTICLE III
                                 THE SECURITIES

     SECTION 3.01   AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series. The terms of each series of Securities shall be either:

     (i)  established in an Establishment Action; or

     (ii) established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series.

Such Establishment Action or supplemental indenture shall provide:

     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series) and a statement that the Securities will be offered pursuant to this Indenture;

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder) and the price (expressed as a percentage of the aggregate principal amount thereof) at which the Securities of the series will be issued;

     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

     (4) the date or dates on which the principal of any Securities of the series is payable;

     (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment

          Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

     (6) the place or places where the principal of and/or any premium or interest on any Securities of the series shall be payable;

     (7) the period or periods within which, the price or prices at which, the currency or currencies (including currency units) in which and the other terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

     (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

     (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, pursuant to a formula or other method, the manner in which such amounts shall be determined;

     (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.01;

     (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

     (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

     (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated

          Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.02 or
          Section 13.03 or both such Sections (or, if defeasible by another method, such other method) and, if other than by an action pursuant to a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

     (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any circumstances in addition to or in lieu of those set forth in clause (2) of the last paragraph of Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

     (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

     (18) any addition to or change in the covenants set forth in Article X which applies to Securities of the series;

     (19) if the Securities are subordinate other than in accordance with
          Article XIV, such other subordination provisions;

     (20) if the Securities of the series are convertible into, or exchangeable for, other securities, the terms and conditions pursuant to which the Securities of the series will be convertible or exchangeable;

     (21) if the Securities of such series are to be deposited as trust assets in a Trust, the name of the applicable Trust (which shall distinguish such statutory trust from all other Trusts) into which the Securities of such series are to be deposited as trust assets and the date of its Declaration of Trust; and

     (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in the Establishment Action referred to above or in any indenture supplemental hereto. The Company shall provide to the Trustee a copy of any such Establishment Action.

     The Securities shall be subordinated in right of payment to Senior Debt as provided in Article XIV and/or as specified as contemplated pursuant to this Section.

     SECTION 3.02   DENOMINATIONS.

     The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 3.03   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Treasurer or an Assistant Treasurer or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Security.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by one or more Establishment Actions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

     (1) if the form of such Securities has been established by an Establishment Action as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

     (2) if the terms of such Securities have been established by an Establishment Action as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Establishment Action otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.04   TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

     SECTION 3.05   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause to be kept in an office or agency of the Company in a Place of Payment a register (the register maintained in any such office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee, or any other party serving in such capacity with the Trustee's consent, is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any

Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of the following clauses shall apply only to Global
Securities:

     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless:

          (A)  such Depositary

               (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or

               (ii) has ceased to be a clearing agency registered under the Exchange Act;

          (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security; or

          (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

     (3) Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

     SECTION 3.06   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.07   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     If the Securities of the series are convertible or exchangeable and unless otherwise specified as contemplated by Section 3.01, in the case of any Security of such series which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted or exchanged, interest whose Stated Maturity is after the date of conversion or exchange of such Security shall not be payable.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08   PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 3.09   CANCELLATION.

     All Securities surrendered for payment, redemption, conversion, exchange, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Until directed otherwise by a Company Order, all cancelled Securities held by the Trustee shall be conspicuously marked as such and thereafter treated in accordance with the Trustee's document retention policies; provided, however, if any cancelled Security is destroyed by the Trustee, the Trustee shall deliver to the Company a certificate with respect to such destruction.

     SECTION 3.10   COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11   CUSIP NUMBERS.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     SECTION 4.01   SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall upon Company Request cease to be of further effect with respect to any (or all) series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when:

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     (1)  either

          (A) all such Securities theretofore authenticated and delivered (other than

               (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
                       3.06 and

               (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03)

               have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)     have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02, Article VI and the last paragraph of Section 10.03 shall survive.

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     SECTION 4.02   APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V
                                    REMEDIES

     SECTION 5.01   EVENTS OF DEFAULT.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIV or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company, in accordance with the terms of the Securities of that series established pursuant to Section 3.01, shall not constitute a default in the payment of interest for this purpose; or

     (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry by a court having jurisdiction in the premises of a decree or order

          (A) for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law;

          (B) adjudging the Company a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law;

          (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property; or

          (D) ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

          or

     (6) (A) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law to be adjudicated a bankrupt or insolvent;

          (B) the consent by the Company to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the consent by it to the commencement of any bankruptcy or insolvency case or proceeding against it;

          (C) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of such petition;

          (D) the consent by the Company to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property;

          (E) the making by the Company of an assignment for the benefit of creditors;

          (F) the admission by the Company in writing of its inability to pay its debts generally as they become due; or

          (G) the taking of corporate action by the Company in furtherance of any such action;

          or

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     (7)  any other Event of Default provided with respect to Securities of that series.

     If, prior to a Security Exchange with respect to the Securities of any series, an Event of Default with respect to the Securities of such series shall have occurred, the Company expressly acknowledges that, under the circumstances set forth in the applicable Declaration of Trust, any holder of Preferred Securities of the applicable Trust may, subject to the provisions of Section
5.07 and Section 5.13, enforce directly against the Company the applicable Property Trustee's rights hereunder. In furtherance of the foregoing and for the avoidance of any doubt, the Company acknowledges that, under the circumstances described in the applicable Declaration of Trust, any such holder of Preferred Securities, in its own name, in the name of the applicable Trust or in the name of the holders of the Preferred Securities issued by such Trust, may institute or cause to be instituted a proceeding, including, without limitation, any suit in equity, an action at law or other judicial or administrative proceeding, to enforce the applicable Property Trustee's rights hereunder directly against the Company as issuer of the applicable series of Securities, and may prosecute such proceeding to judgment or final decree, and enforce the same against the Company.

     SECTION 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 5.01(5) or 5.01(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or 5.01(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A)  all overdue interest on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                  TRUSTEE.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates (or yield to maturity in the case of Original Issue Discount Securities) prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of the Trustee's negligence or bad faith.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.04   TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 except as a result of its negligence or bad faith.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     SECTION 5.05   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (except no such provision shall be made respecting compensation, expenses, disbursements and advances made as a result of Trustee's negligence), be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.06   APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

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

          SECOND: Subject to Article XIV, in case the principal of the outstanding Securities of any series in respect of which such moneys have been collected shall not have become due, to the payment of interest on the Securities of such series, in the order of maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Securities of such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference.

          THIRD: Subject to Article XIV, in case the principal of the outstanding Securities of any series in respect of which such moneys have been collected shall have become due, by declaration, or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal, premium (if any) and interest, with interest upon the overdue principal, premium (if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium (if any) and interest, without preference or priority of principal and premium (if any), or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest.

     SECTION 5.07   LIMITATION ON SUITS.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) The Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 5.08 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.09   RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10   RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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     SECTION 5.12   CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities of any series (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 5.13   WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

     (1) in the payment of the principal of or any premium or interest on any Security of such series; or

     (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14   UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

     SECTION 5.15   WAIVER OF USURY, STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE

     SECTION 6.01   CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     (b) If at any time the Trustee hereunder is not the same Person as the Property Trustee under a Declaration of Trust:

          (1) whenever a reference is made herein to a Security Exchange, the Trustee shall be entitled to assume that no such Security Exchange has occurred until the Trustee shall have received written notice thereof given to the Trustee by the Regular Trustee under such Declaration of Trust; and

          (2) the Trustee shall not be charged with notice or knowledge that any Person is a holder of Preferred Securities or Common Securities issued by the applicable Trust for any purpose under this Indenture, including, without limitation, Section 1.14,
                Section 5.01, Section 5.12, Section 5.13, Section 9.02 and
                Section 10.05, unless and until the Trustee is furnished with a list of such holders by such Property Trustee or the Regular Trustees under such Declaration of Trust. The Trustee may conclusively rely and shall be protected in relying on such list.

     (c) The Trustee shall have no duty or obligation under this Indenture, including, without limitation, Section 5.12, Section 5.13 and Section 9.02, to determine whether the registered Holder of any Security has obtained the requisite consent of the holders of Preferred Securities and Common Securities required under a Declaration of Trust, and shall be protected in acting upon the consent, direction or other instruction of the registered Holder of such Security.

     (d) Notwithstanding Section 1.14 hereof, the Trustee shall not, and shall not be deemed to, owe any fiduciary duty to the holders of Preferred Securities or Common Securities issued by a Trust and shall not be liable to any such holder (other than for the willful misconduct or negligence of the Trustee) if the Trustee in good faith (i) pays over or distributes to a registered Holder of the Securities of the applicable series or to the Company or to any other Person, cash, property or securities to which such holders of Preferred Securities or Common Securities shall be entitled or (ii) takes any action or omits to take any action at the request of such registered Holder of such Securities. Nothing in this Section 6.01(d) shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such amount over to, such holders of Preferred Securities or Common Securities or their representatives.

     SECTION 6.02   NOTICE OF DEFAULTS.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event or events, as the case may be, specified in Section 5.01, not including periods of grace, if any, provided for therein.

     SECTION 6.03   CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.01:

     (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, action, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors or Establishment Action may be sufficiently evidenced by a Board Resolution or Establishment Action, as the case may be;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel of its selection, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, action, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (8) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (9) the Trustee is not required to take notice or deemed to have notice of any default or Event of Default hereunder, except any Event of Default under Section 5.01(1), (2) or (3), unless a Responsible Officer of the Trustee has actual knowledge thereof or has received notice in writing of such default or Event of Default from the Company or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, and, in the absence of any such notice, the Trustee may conclusively assume that no such default or Event of Default exists;

    (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

    (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions on behalf of the Company pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     SECTION 6.04   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.05   MAY HOLD SECURITIES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     SECTION 6.06   MONEY HELD IN TRUST.

     Money held by the Trustee, or any Paying Agent, in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 6.07   COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION.

     The Company agrees:

     (1) to pay to the Trustee from time to time reasonable compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify each of the Trustee or any predecessor Trustee and their respective officers, agents, directors and employees for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and the costs and expenses of enforcing this right to indemnification.

     In the event any action, suit or proceeding is brought against any Trustee in connection with any claim for which it is entitled to indemnity hereunder, it shall promptly (but no later than ten days following service) notify the Company in writing, enclosing a copy of all papers served. Upon receipt of such notice from the Trustee, the Company shall be entitled to participate in such action, suit or proceeding and, to the extent that it shall so desire, assume the defense thereof. The Trustee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Trustee unless (a) the Company hereafter agrees in writing to pay such fees and expenses, (b) the Trustee, based on the written advice of counsel of its selection, has reasonably concluded that there is a conflict of interest between the Company and the Trustee in the conduct of the defense of such action, suit or proceeding or (c) the Company fails, within ten (10) days prior to the date the first response or appearance is required to be made in such action, suit or proceeding, to assume the defense thereof. Notwithstanding any other provision of this Indenture, the Company shall not be liable to pay any settlement agreed to without its written consent.

     In the event the Trustee incurs expenses or renders services in any proceedings which result from the occurrence or continuance of an Event of Default under Section 5.01(5) or 5.01(6) hereof, or from the occurrence of any event which, solely by virtue of the passage of time, would become such an Event of Default, the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law.

     The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     The provisions of this Section shall survive the termination of this Indenture.

     SECTION 6.08   CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the indenture dated February 26, 2002 between the Company and the Trustee respecting Senior Debt of the Company and the indenture dated February 26, 2002 between the Company and the Trustee respecting subordinated debt of the Company.

     SECTION 6.09   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 6.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the Company's expense, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may, at the Company's expense, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (d)  If, at any time,

          (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

          (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or

          (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

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     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 6.13   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 6.14   APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     In case at the time such successor to any Authenticating Agent with respect to any series shall succeed to such Authenticating Agent, any of the Securities of such series shall have been authenticated but not delivered, any such successor to such Authenticating Agent may adopt the certificate of authentication of any predecessor Authenticating Agent and deliver such Securities so authenticated; and in case at that time any of the Securities of such series shall not have been authenticated, any successor to any Authenticating Agent may authenticate such Securities either in the name of any predecessor hereunder or in the name of successor Authenticating Agent; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the predecessor Authenticating Agent shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Authenticating Agent or to authenticate Securities in the name of any predecessor Authenticating Agent shall apply only to its successor or successors by merger, conversion or consolidation.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which must be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth; it will keep and maintain and furnish to the Trustee from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Authenticating Agent under this Section 6.14 and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of acts or failures to act of the Authenticating Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                       As Trustee


                                       By
                                         ---------------------------------------
                                         As Authenticating Agent


                                       By
                                         ---------------------------------------
                                         Authorized Officer

                                   ARTICLE VII
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 7.01   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee:

     (1) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of a date no more than 15 days prior to the date such list is furnished; and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     SECTION 7.02   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee, or its designee, in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

     SECTION 7.03   REPORTS BY TRUSTEE.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than sixty days after each May 15 following the date of first issuance.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. (The Company will notify the Trustee when any Securities are listed on any stock exchange pursuant to Section 7.04.)

     SECTION 7.04   REPORTS BY COMPANY.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     The Company shall notify the Trustee when any Securities are listed on any stock exchange and any delisting thereof.

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.01   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, provided that:

     (1)  (A)  the Company shall be the continuing corporation or:

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          (B)  (i)     the successor corporation (if other than the Company)
                       shall be a corporation organized and existing under the laws of the United States of America or a state thereof; and

               (ii) such corporation shall expressly assume the due and punctual payment of the principal of and any premium and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company;

          and

     (2) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing.

For purposes of this Section 8.01, "substantially all of its assets" shall mean, at any date, a portion of the non-current assets reflected in the Company's consolidated balance sheet as of the end of the most recent quarterly period that represents at least sixty-six and two-thirds percent (66 2/3%) of the total reported value of such assets.

     SECTION 8.02   SUCCESSOR SUBSTITUTED.

     In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation of the obligations under this Indenture and the Securities in accordance with Section 8.01, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Securities and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the predecessor corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

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     SECTION 8.03   TRUSTEE ENTITLED TO OPINION.

     The Trustee, subject to the provisions of Sections 6.01 and 6.03, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     SECTION 9.01   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by its Board of Directors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for one or more of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, including, without limitation, with respect to any of the provisions set forth in Article XIV; provided that any such addition, change or elimination

          (A)   shall neither

                (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor

                (ii) modify the rights of the Holder of any such Security with respect to such provision

          or

          (B) shall become effective only when there is no such Security Outstanding; or

     (6)  to secure the Securities of any series; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

     (9) to make provision with respect to any conversion or exchange rights as contemplated by Section 3.01; or

     (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     SECTION 9.02   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), by Act of said Holders (and such holders of the Preferred Securities and the Common Securities) delivered to the Company and the Trustee, the Company, when authorized by its Board of Directors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust):

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect any right of the Holder of any Security to require the Company to repurchase such Security or adversely affect any right to convert or exchange any Security as specified as contemplated by Section 3.01, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders;

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

     (3) modify any of the provisions of this Section, Section 5.13 or Section 10.05, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security (and, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.05, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 9.01(8).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03   EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.04   EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05   CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

     SECTION 9.06   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X
                                    COVENANTS

     SECTION 10.01  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (including any amount in respect of original issue discount) and any premium and interest on each of the Securities of such series at the Place of Payment, at the respective times and in the manner provided in the Securities and this Indenture. The principal of, premium, and interest on the Securities shall be payable only in accordance with the terms of the relevant Security.

     SECTION 10.02  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in the Borough of Manhattan, The City of New York, and in each other Place of Payment for any series of Securities an office or agency where Securities of

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

that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, or an affiliate of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, and in each other Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 10.03  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent, other than the Trustee or the Company, for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series. Each of the Company and the Trustee, having agreed to the foregoing on its behalf as a Paying Agent by its execution and delivery of this instrument, has hereby satisfied the provisions of this paragraph with respect to itself as a Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company free of the trust formerly impressed upon it.

     SECTION 10.04  STATEMENT BY OFFICERS AS TO DEFAULT.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     SECTION 10.05  WAIVER OF CERTAIN COVENANTS.

     Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series (subject to, in the case of any series of Securities held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such Holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) shall, by Act of such Holders (and such holders of the Preferred Securities and the Common Securities), either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 10.06  CERTAIN EXPENSES.

     Prior to a Security Exchange with respect to Securities of any series, the Company shall pay, to the extent provided in the applicable Declaration of Trust, all debts and obligations (other than with respect to the Common Securities and Preferred Securities) and cost and expenses of the Trust that holds any Securities of such series.

     SECTION 10.07  CALCULATION OF ORIGINAL ISSUE DISCOUNT.

     The Company shall provide to the Trustee on a timely basis such information as the Trustee reasonably requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities of any series relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

     SECTION 11.01  APPLICABILITY OF ARTICLE.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

     SECTION 11.02  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section
3.01 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 11.03  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination or any integral multiple thereof) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 11.04  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

     (1)  the Redemption Date,

     (2)  the Redemption Price,

     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

     (6)  that the redemption is for a sinking fund, if such is the case,

     (7) if applicable, the conversion price or exchange rate, the date on which the right to convert or exchange the Securities to be redeemed shall terminate and the place or places where such Securities may be surrendered for conversion or exchange, as the case may be, and

     (8)  the CUSIP numbers, if any.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

     SECTION 11.05  DEPOSIT OF REDEMPTION PRICE.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted or exchanged prior to the date of such deposit.

     If any Security called for redemption is converted or exchanged, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

     SECTION 11.06  SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.07  SECURITIES REDEEMED IN PART.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without

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service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII
                                  SINKING FUNDS

     SECTION 12.01  APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

     SECTION 12.02  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     The Company

     (1) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and

     (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.03  REDEMPTION OF SECURITIES FOR SINKING FUND.

     Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 12.02 and will

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also deliver to the Trustee any Securities to be so delivered. Not less than 15 nor more than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                  ARTICLE XIII
                       DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 13.01  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                    DEFEASANCE.

     The Company may elect, at its option at any time, to have Section 13.02 or
Section 13.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such
Section 13.02 or 13.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. With respect to any series subject to conversion or exchange, the terms of any defeasance shall be specified pursuant to Section 3.01.

     SECTION 13.02  DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XIV shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

     (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due,

     (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03,

     (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and

     (4)  this Article.

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     Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Securities.

     SECTION 13.03  COVENANT DEFEASANCE.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be,

     (1) the Company shall be released from its obligations under Section 8.01(1)(B)(i) and any covenants provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7) for the benefit of the Holders of such Securities,

     (2) the occurrence of any event specified in Sections 5.01(3), 5.01(4) (with respect to any of Section 8.01(1)(B)(i) and any such covenants provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7)) and 5.01(7)
          shall be deemed not to be or result in an Event of Default, and

     (3)  the provisions of Article XIV shall cease to be effective,

in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)) or Article XIV, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     SECTION 13.04  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following shall be the conditions to the application of Section 13.02 or Section 13.03 to any Securities or any series of Securities, as the case may be:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities,

          (A) money in an amount (in such currency, currencies or currency unit or units in which the Securities of such series are payable), or

          (B) in the case of Securities denominated in Dollars, U.S. Government Obligations, or, in the case of Securities denominated in a Foreign Currency, Foreign Government Obligations, which through the scheduled

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

                payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

          (C)   a combination thereof,

          in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means:

          (x)   any security which is

                (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or

                (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof; and

          (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (2) In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that

          (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or

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          (B)   since the date of this instrument, there has been a change in the applicable Federal income tax law,

          in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

     (3) In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

     (4) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

     (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 (and any statute successor thereto) unless such trust shall be registered under such Act or exempt from registration thereunder.

     (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     SECTION 13.05 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 10.03, all money, U.S. Government Obligations

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(including the proceeds thereof) and Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section
13.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money, U.S. Government Obligations and Foreign Government Obligations so held in trust shall not be subject to the provisions of Article XIV.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations and Foreign Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 13.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

     SECTION 13.06  REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE XIV
                           SUBORDINATION OF SECURITIES

     SECTION 14.01  SECURITIES SUBORDINATE TO SENIOR DEBT.

     The Company covenants and agrees, and each Holder of Securities of any series by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner

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hereinafter set forth in this Article, subject to the provisions of Article IV and Article XIII and except as may otherwise be specified as contemplated by
Section 3.01 and set forth in the Securities of a series, the indebtedness represented by the Securities of such series and the payment of the principal of and any premium and interest on each and all of the Securities of such series are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt of the Company, to the extent and in the manner herein set forth (unless a different manner is set forth in the Securities of such series). No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

     Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Debt then outstanding.

     SECTION 14.02  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the event of

     (1) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding in respect of the Company or its property,

     (2) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or bankruptcy proceedings,

     (3)  any assignment by the Company for the benefit of its creditors,

     (4)  any other marshalling of the assets of the Company,

all Senior Debt shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made by the Company on account of the Securities of any series. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan or reorganization or a readjustment, the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities of any series, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt shall have been paid in full. No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness constituting the Securities of any series by any act of failure to act on the part of the Company.

     SECTION 14.03  NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.

     In the event that

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     (1)  the Company shall default in the payment of any principal of or premium, if any, or interest on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or declaration or otherwise, or

     (2) an event of default occurs with respect to any Senior Debt permitting the holders thereof to accelerate the maturity thereof and written notice describing such event of default and requesting commencement of payment blockage on transactions as thereinafter described is given to the Company by the holders of Senior Debt, then, unless and until such default in payment and event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the Securities of any series or any interest thereon in respect of any repayment, redemption, retirement, purchase or other acquisition of the Securities of any series.

     SECTION 14.04  PAYMENT PERMITTED IN CERTAIN SITUATIONS.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities of any series shall prevent

     (1) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in
          Section 14.02 or under the conditions described in Section 14.03, from making payments at any time of principal of or premium, if any, or interest on the Securities of such series, or

     (2) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or premium, if any, or interest on the Securities of such series or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 14.05  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

     Upon the payment in full of all Senior Debt, the rights of the holders of Securities of any series shall be subrogated to all the rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Securities of any series shall have been paid in full, and such payments or distributions received by the Holders of Securities of any series by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the Holders of Securities of any series, on the other, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Securities of any series.

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     SECTION 14.06  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Securities of any series on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in the Indenture or in the Securities of such series is intended to or shall

     (1) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of Securities of such series, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Securities of such series the principal of (and premium, if any) and interest on the Securities of such series as and when the same shall become due and payable in accordance with their terms; or

     (2) affect the relative rights against the Company of the Holders of Securities of such series and creditors of the Company, as the case may be, other than the holders of Senior Debt; or

     (3) prevent the Trustee or the Holder of any Securities of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 14.07  TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of Securities of any series by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 14.08  NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of such series and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Securities of such series to the holders of Senior Debt, do any one or more of the following:

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     (1)  change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding;

     (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt;

     (3) release any Person liable in any manner for the collection of Senior Debt; and

     (4) exercise or refrain from exercising any rights against the Company and any other Person.

     SECTION 14.09  NOTICE TO TRUSTEE.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of any Securities of any series pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.03, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Securities of any series), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.03, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

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     SECTION 14.10  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                    AGENT.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.03, and the Holders of Securities of any series shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 14.11  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

     With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt with respect to its obligations and duties created hereunder and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities of any series or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

     SECTION 14.12 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in the Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

     SECTION 14.13  ARTICLE APPLICABLE TO PAYING AGENTS.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that this Section shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

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     SECTION 14.14  CERTAIN CONVERSIONS OR EXCHANGES DEEMED PAYMENT.

     For the purposes of this Article only, (i) the issuance and delivery of securities which are subordinate in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinate ("Junior Securities") (or cash paid in lieu of fractional shares) upon conversion or exchange of Securities of any series as contemplated by
Section 3.01, shall not be deemed to constitute a payment or distribution on account of the principal of or premium, if any, or interest on Securities of such series or on account of the purchase or other acquisition of Securities of such series and (ii) the payment, issuance or delivery of cash, property or securities (other than Junior Securities and cash paid in lieu of fractional shares) upon conversion or exchange of Securities of any series shall be deemed to constitute payment on account of the principal of such Securities of such series. Nothing contained in this Article or elsewhere in the Indenture or in the Securities of any series is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of Securities of such series the right, which is absolute and unconditional, of the Holder of any Securities of such series to convert or exchange such Securities of such series in accordance with the terms specified as contemplated by Section 3.01.

     SECTION 14.15  DEFEASANCE OF THIS ARTICLE XIV.

     The subordination of the Securities provided by this Article XIV is expressly made subject to the provisions for defeasance or covenant defeasance in Article XIII hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article XIV.

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     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and the Company has caused its corporate seal to be hereunto affixed and attested, all as of the day and year first above written.

                                   MARATHON OIL CORPORATION

                                   By:
                                       -----------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                   THE BANK OF NEW YORK

                                   By:
                                       ----------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

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STATE OF TEXAS

COUNTY OF HARRIS

     On the _____ day of _____________, 200__, before me personally came
John T. Mills, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of Marathon Oil Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         ---------------------------------------
                                         Notary Public

[NOTARIAL SEAL]



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